EXHIBIT 14


                     STOCK OPTION AGREEMENT


     THIS AGREEMENT, dated as of August __, 1997 is made by and between Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck (each, a "Stockholder" and collectively, the "Stockholders") and Kenneth F. Gorman (the "Optionee").

     WHEREAS, Video Services Corporation ("VSC") (an entity in which the Stockholders are the sole stockholders) has entered into a Merger Agreement (the "Merger Agreement") with International Post Limited (the "Company") dated June 27, 1997, pursuant to which such corporations will be merged (the "Merger");

     WHEREAS, VSC has previously granted an option to the Optionee to acquire 30,000 shares of the common stock ("Common Stock") of the Company, which option was on this day terminated pursuant to the terms of the Merger Agreement and is being replaced by this Agreement; and

     WHEREAS, the Stockholders desire to grant an option to Optionee to purchase shares of the Common Stock and Optionee desires to accept such stock option;

     NOW, THEREFORE, the Stockholders and Optionee agree as follows:

     Section 1.  Grant of Option.

     Section 1.1  Grant; Grant Date

     Each Stockholder hereby grants to Optionee the right to purchase from such Stockholder all or any part of the number of shares of Common Stock set forth opposite his name in the table below (the "Option"), comprising an aggregate of 30,000 shares of the Company's Common Stock, $.01 par value per share, (the "Shares") upon the terms and conditions set forth in this Agreement. The grant date of the Option shall be the date of this Agreement. Optionee hereby accepts the Option, and agrees to be bound by all the terms and provisions of this Agreement.

Name                Number of Shares

Louis H. Siracusano      14,616

Arnold P. Ferolito       14,616

Donald H. Buck           768

     Section 1.2  Adjustments in Option

     In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares or securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares or similar event, the Stockholders shall make an appropriate and equitable adjustment in the Option so that Optionee's proportionate interest shall be maintained as before the occurrence of such event to the maximum extent possible. Any adjustment made by the Stockholders shall be final and binding upon Optionee and all other interested parties.

     Section 1.3  Option Terms

          The Option granted under this Agreement shall be subject to the following terms and conditions:

     (a) Price. The exercise price for the Shares subject to the Option shall be $11.00 per Share.

     (b)  Term. The Option shall expire on February 15, 1999.

     (c) Vesting. At the effective time of the Merger, the Option shall become fully vested and exercisable immediately.

     (d) Exercise. To the extent that the Option has become exercisable in accordance with this Agreement, it may be exercised in whole or in part at any time prior to its expiration or termination, by providing written notice to each Stockholder of the number of Shares as to which the Option is being exercised, and enclosing payment for the Shares with respect to which the Option is being exercised. Such payment shall be in cash. Partial exercise shall be for whole Shares only and shall not be for less than five thousand (5,000) Shares in the aggregate unless the number of Shares purchased constitutes the total number of Shares then remaining subject to the Option or the Stockholders permit such smaller exercise in their sole discretion. Notation of any partial exercise shall be made by the Stockholders on Schedule I hereto. Any exercise shall be allotted among the Stockholders in the following ratios:

                              Percentage of Exercise
Stockholder                   Applied to his Shares

Louis H. Siracusano                48.720%

Arnold P. Ferolito                 48.720%

Donald H. Buck                      2.560%

     Section 1.4  Nontransferability

     The Option shall not be transferable other than by will or the applicable laws of descent and distribution, and no transfer so effected shall be effective to bind the Stockholders unless the Stockholders have been furnished with written notice thereof and such evidence as the Stockholders may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

     Section 1.5  Conditions to Issuance of Stock Certificates

     (a) If required, the stock certificates evidencing the Shares shall bear legends restricting transferability; in substantially the form indicated below:

          "These Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold, pledged or otherwise transferred unless they have been registered under the Securities Act or unless an exemption from registration is available."

     (b) The Stockholders shall not be required to deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

               (i) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, or the obtaining of approval or other clearance from any state or federal governmental agency which the Stockholders shall, in their sole discretion, deem necessary or advisable.

               (ii) In the event that the Shares have not been registered under the Securities Act, if the Stockholders shall, in their sole discretion, deem it necessary or advisable, the execution by Optionee of a written representation and agreement, in a form satisfactory to the Stockholders, in which Optionee represents that the Shares acquired by him upon exercise are being acquired for investment and not with a view to distribution thereof.

     The parties to this Agreement understand, acknowledge and agree that any transfer of all or any part of the Shares, or any change in the ownership of the Company, shall be subject to the requirements of the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission ("FCC") as may be in effect at the time of such transfer, and that before certain rights provided for in this Agreement are exercised, it may be necessary to obtain any approval of the FCC required under applicable law.

     Section 2.  Miscellaneous.

     Section 2.1  Entire Agreement: Amendment

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

     Section 2.2  Governing Law

     The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

     Section 2.3  Successors

     This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

     Section 2.4  Notices

     All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

          To Optionee:

          c/o Apollo Partners LLC
          One Stamford Plaza, 12th Floor
          Stamford, CT  06901

          To the Stockholders:

          c/o International Post Limited
          545 Fifth Avenue
          New York, New York  10017
          Attention: Louis H. Siracusano

          With a copy to each of the Stockholders at the following addresses:

          Louis H. Siracusano
          13 Lexington Lane
          Montvale, New Jersey  07645
          (201) 573-8660

          Arnold P. Ferolito
          c/o Video Services Corporation
          240 Pegasus Avenue
          Northvale, New Jersey  07647-1904

          Donald H. Buck
          2 Deerburn Court
          Florham Park, New Jersey  07932

          All notices to the Stockholders shall also be sent to:

          Gordon Altman Butowsky Weitzen Shalov & Wein
          114 West 47th Street
          New York, New York  10036-1510
          Attention:  Keith L. Schaitkin, Esq.
          Fax Number:  (212) 626-0799

     Section 2.5  Waiver

     The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     Section 2.6  Titles; Construction

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         /s/ Louis H. Siracusano
                         Louis H. Siracusano

                         /s/ Arnold P. Ferolito
                         Arnold P. Ferolito

                         /s/ Donald H. Buck
                         Donald H. Buck


                         Optionee:


                         /s/ Kenneth F. Gorman
                         Kenneth F. Gorman
                           SCHEDULE I

                Notations As to Partial Exercise



         Number of      Balance of
Date of  Purchased      Shares on      Authorized     Notation
Exercise Shares    Option         Signature      Date